                                                                 EXHIBIT 10.29.2

                               SECOND AMENDMENT TO
                      REVOLVING CREDIT, TERM LOAN, CAPITAL
               EXPENDITURE LOAN, GUARANTY AND SECURITY AGREEMENT

Preamble. THIS SECOND AMENDMENT TO REVOLVING CREDIT, TERM LOAN, CAPITAL
--------
EXPENDITURE LOAN, GUARANTY AND SECURITY AGREEMENT (hereinafter, together with all schedules and exhibits hereto, and any supplements, additions, modifications or amendments thereto made from time to time called the "Second Amendment"),
                                                        ------------------
dated as of December 18, 2001 (the "Second Amendment Date"), is made by and
                                   -----------------------
among HLM DESIGN, INC., a Delaware corporation, as borrower ("Borrower"); all
                                                             ----------
those parties identified in the Credit Agreement (defined below) as the "Affiliate Guarantors" (the "Affiliate Guarantors"); IBJ WHITEHALL BUSINESS CREDIT CORPORATION, a New York corporation (hereinafter, together with its successors and permitted assigns, called "IBJW"), as sole Lender thereunder and
                                         ------
as agent for all Lenders from time to time party thereto and any Issuer (IBJW, in such capacity, the "Agent").
                      -------

                  The Borrower, and the Affiliate Guarantors (collectively, the "Obligors"), and IBJW (the foregoing parties herein sometimes collectively
----------
called the "Parties" and individually called a "Party") are parties to a certain
           ---------                           -------
Revolving Credit, Term Loan, Capital Expenditure Loan, Guaranty and Security Agreement, dated as of February 7, 2000 (which is, as amended pursuant to this Second Amendment, called herein the "Credit Agreement"), pursuant to which,
                                    ------------------
among other things, IBJW, as sole Lender, agreed to extend credit and other financial accommodations to the Borrower.

                  The Parties have agreed to modify and amend the Credit Agreement in the manner, and subject to the terms and conditions, set forth hereinbelow in order to acknowledge the existence of certain Events of Default; evidence the waiver of such Events of Default; and further evidence the modification of certain of the covenants which gave rise to the Events of Default.

                  NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the Parties, each intending to be legally bound, hereby agree as follows:

     SECTION 1. Definitions. Capitalized terms used in this Second Amendment and
                -----------
not defined herein are defined in the Credit Agreement.

     SECTION 2. Events of Default and Waiver. As of the date hereof, certain
                ----------------------------
Events of Default exist (the "Current Defaults"), namely, in respect of
                              ----------------
Borrower's continuing compliance with Sections 6.6 (Leverage Ratio) and 6.7 (Senior Leverage Ratio) for the fiscal quarter ended November 2, 2001 (the "Second Fiscal Quarter"). Agent hereby waives the Current Defaults.

     SECTION 3. Amendments. The Credit Agreement shall be amended as follows:
                ----------

         (a) Change to Maximum Revolving Advance Amount. The existing, revised
             ------------------------------------------
definition of "Maximum Revolving Advance Amount," appearing in Section 1.1 of the Credit Agreement, shall be deleted and the following revised definition shall be substituted in its place:

                           "Maximum Revolving Advance Amount" shall mean Ten Million Five Hundred Thousand Dollars ($10,500,000).

To the extent outstanding Revolving Advances on the Amendment Date when aggregated with outstanding Letters of Credit exceed $10,500,000, Borrower shall reduce outstanding Revolving Advances, effective on the Amendment Date, so as to reduce such excess to zero (0). Revolving Advances shall continue to be evidenced by the existing Revolving Credit Note, executed on the Closing Date, which shall be deemed amended accordingly to reflect the foregoing terms.

         (b) Change to Operating Cash Flow Definition. Effective retroactive to
             ----------------------------------------
the first day of Borrower's fiscal quarter beginning November 3, 2001, the existing definition of "Operating Cash Flow" appearing in Section 1.1 of the Credit Agreement, shall be deleted and the following revised definition thereof shall be substituted in its place:

                           "Operating Cash Flow" of Borrower on a consolidated
                            -------------------
                           basis for any period, shall mean the sum of EBITDA minus capital expenditures (net of Indebtedness incurred to finance such expenditures from third parties, and not hereunder in an amount for such period not to exceed the amount permitted under
                           Section 6.8).

The provisions above appearing in bold type represent the amendments to such definition.

         (c) Change to Leverage Ratio. Existing Section 6.6 of the Credit
             ------------------------
Agreement is deleted and the following revised Section 6.6 is substituted in its place.

                           6.6 Leverage Ratio. Maintain as of the end of each
                               --------------
                           fiscal quarter of the Borrowers, a Leverage Ratio, determined for the four (4) consecutive fiscal quarters ending on each such fiscal quarter end date, not to exceed: (i) 4.30:1, for the fiscal quarter of Borrowers ending closest to January 31, 2002; (ii) 4.00:1, for the fiscal quarter of Borrowers ending closest to April 30, 2002; and (iii) 3.50:1, for each succeeding fiscal quarter of Borrowers.

         (d) Change to Senior Leverage Ratio. Existing Section 6.7 of the Credit
             -------------------------------
Agreement is deleted and the following revised Section 6.7 is substituted in its place.

                           6.7 Senior Leverage Ratio. Maintain as of the end of
                               ---------------------
                           each fiscal quarter of the Borrowers, a Senior Leverage Ratio, determined for the four (4) consecutive fiscal quarters ending on each such fiscal quarter end date, not to exceed: (i) 3.25:1, for the fiscal quarter of Borrowers ending closest to January 31, 2002; (ii) 3.10:1, for the fiscal quarter of Borrowers ending closest to April 30, 2002; and
                           (iii) 2.50:1, for each succeeding fiscal quarter of Borrowers.

         (e) Change to Fixed Charge Coverage Ratio. Existing Section 6.9 of the
             -------------------------------------
Credit Agreement is deleted and the following revised Section 6.9 is substituted in its place.

                           6.9 Fixed Charge Coverage Ratio. Maintain as of the
                               ---------------------------
                           end of each fiscal quarter of the Borrowers, a Fixed Charge Coverage Ratio, determined for the four (4) consecutive fiscal quarters ending on each such date, of not less than: (i) 1.20:1, through the fiscal quarter ending closest to October 31, 2001; (ii) .80:1, for the fiscal quarters of Borrowers ending closest to January 31, 2002 and April 30, 2002, respectively; and (iii) 1.20:1, for each succeeding fiscal quarter of Borrowers.

         (f) Change to Senior Fixed Charge Coverage Ratio. Existing Section 6.10
             --------------------------------------------
of the Credit Agreement is deleted and the following revised Section 6.10 is substituted in its place.

                           6.10 Senior Fixed Charge Coverage Ratio. Maintain as
                                ----------------------------------
                           of the end of each fiscal quarter of Borrowers, a Senior Fixed Charge Coverage Ratio, determined for the four (4) consecutive fiscal quarters ending on each such date, of not less than: (i) 1.40:1, through the fiscal quarter ending closest to October 31, 2001; (ii) 1.30:1, for the fiscal quarter of Borrower ending closest to January 31, 2002; (iii) 1.10:1, for the fiscal quarter of Borrowers ending closest to April 30, 2002; and (iv) 1.40:1, for each succeeding fiscal quarter of Borrowers.

         (g) New Financial Covenant. There shall be deemed added to the Credit
             ----------------------
Agreement a new Section 6.10A, to be inserted in the Credit Agreement immediately after existing Section 6.1 thereof, to read as follows:

         6.10A EBITDA. During the period from the fiscal month of Borrower
               ------
    ending closest to October 31, 2001 through the fiscal month of Borrower ending closest to April 30, 2002, EBITDA, determined on a cumulative basis shall be at least the following amounts:

                  ----------------------------------------- -----------------------------------------
                  Fiscal Month Ending Closest to:           EBITDA (cumulative from fiscal
                                                            month ending closest to
                                                            October 31, 2001)

                  ----------------------------------------- -----------------------------------------
                  October 31, 2001                          $225,000

                  ----------------------------------------- -----------------------------------------
                  November 30, 2001                         $500,000

                  ----------------------------------------- -----------------------------------------
                  December 31, 2001                         $800,000

                  ----------------------------------------- -----------------------------------------
                  January 31, 2002                          $1,100,000

                  ----------------------------------------- -----------------------------------------
                  February 28, 2002                         $1,450,000

                  ----------------------------------------- -----------------------------------------
                  March 31, 2002                            $1,800,000

                  ----------------------------------------- -----------------------------------------



                  ----------------------------------------- -----------------------------------------
                  April 30, 2002                            $2,125,000

                  ----------------------------------------- -----------------------------------------


         (h) New Method of Determining Financial Covenants. Beginning with the
             ---------------------------------------------
fiscal month of Borrower ending closest to October 31, 2002, and continuing at all times thereafter, all financial covenants set forth in the Credit Agreement, including those set forth in Sections 6.5 through 6.10A, inclusive, shall be computed on a consolidated basis for Borrower and its consolidated Domestic Subsidiaries only, and all financial statements of Borrower and its Subsidiaries required to be reported under the Credit Agreement henceforth shall be reported on consolidated (and consolidating) basis for both (a) Borrower and its Domestic Subsidiaries only, and (b) Borrower and all of its Subsidiaries, including Domestic Subsidiaries and Foreign subsidiaries.

    SECTION 4. Waiver of Claims. As a specific inducement to the other Parties
               ----------------
without which the Obligors acknowledge the other Parties would not enter into this Second Amendment, the Borrowers hereby waive any and all claims that it may have against any other Party, as of the date hereof, arising out of or relating to the Credit Agreement or any Other Document whether sounding in contract, tort, or any other basis.

         (a) Conditions of Effectiveness. This Second Amendment shall become
             ---------------------------
effective December 17, 2001. Borrower shall pay immediately to IBJ; a fully earned, non-refundable amendment fee equal to $25,000.

    SECTION 5.    Miscellaneous.
                  -------------

         5.1 Reference to Credit Agreement. Upon the effectiveness of this
             -----------------------------
Second Amendment, each reference in the Credit Agreement to "this Credit Agreement" and each reference in the Other Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

         5.2 Effect on Other Documents. Except as specifically amended above,
             -------------------------
all terms of the Credit Agreement and all Other Documents shall remain in full force and effect and are hereby ratified and confirmed.

         5.3 No Waiver. The execution, delivery and effectiveness of this Second
             ---------
Amendment shall not operate as a waiver of any right, power, or remedy of Lenders or the Agents under any of the Other Documents, nor constitute a waiver of any provision of any of the Other Documents.

         5.4 Costs, Expenses and Taxes. The Borrowers agrees to pay on demand
             -------------------------
all costs and expenses of IBJW in connection with the preparation, reproduction, execution, and delivery of this Second Amendment and the other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of counsel for IBJW with respect hereto.

         5.5 No Novation. Nothing contained herein intended, or shall be
             -----------
construed, to constitute a novation to the Credit Agreement or any Other
Document.

         5.6 Governing Law. This Second Amendment shall be governed by and
             -------------
construed in accordance with the laws of the State of New York, without giving affect to conflict of law provisions.

         5.7 Counterparts. This Second Amendment may be executed in
             ------------
counterparts. Each counterpart shall bind the Party or Parties executing same. All counterparts, taken together, shall constitute one and the same agreement.


                         [SIGNATURES ON FOLLOWING PAGE]

                  IN WITNESS WHEREOF, the Parties have caused this Second Amendment to be duly executed, under seal, by their respective authorized officers as of the day and year first above written.

                                    IBJ WHITEHALL BUSINESS CREDIT
                                    CORPORATION, as Lender and as Agent (SEAL)


                                    By:  /s/ Joseph J. Zautra
                                         ------------------------
                                    Name: Joseph J. Zautra
                                          ----------------
                                    Title: Senior Vice President
                                           ---------------------


                                    HLM DESIGN, INC., as Borrower and Borrowing
                                    Agent


                                    By:  /s/ Joseph M. Harris
                                         --------------------
                                    Name:  /s/ Joseph M. Harris
                                           ---------------------
                                    Title: President, Chief Executive Officer
                                           ----------------------------------


                                    JPJ ARCHITECTS, INC., as Affiliate Guarantor


                                    By:  /s/ Joseph M. Harris
                                         --------------------
                                    Name:  /s/ Joseph M. Harris
                                           ---------------------
                                    Title: President, Chief Executive Officer
                                           ----------------------------------


                                    HLM DESIGN USA, INC., as Affiliate Guarantor


                                    By:  /s/ Joseph M. Harris
                                         --------------------
                                    Name:  /s/ Joseph M. Harris
                                           ---------------------
                                    Title: President, Chief Executive Officer

                                    HLM DESIGN ARCHITECTURE ENGINEERING AND
                                    PLANNING, P.C., as Affiliate Guarantor


                                    By:  /s/ Joseph M. Harris
                                         --------------------
                                    Name:  /s/ Joseph M. Harris
                                           ---------------------
                                    Title: President, Chief Executive Officer
                                           ----------------------------------

                                    HLM DESIGN OF NORTHAMERICA, INC., as
                                    Affiliate Guarantor


                                    By:  /s/ Joseph M. Harris
                                         --------------------
                                    Name:  /s/ Joseph M. Harris
                                           ---------------------
                                    Title: President, Chief Executive Officer
                                           ----------------------------------

                                    SOTA SOFTWARE SYSTEMS, INC., as Affiliate
                                    Guarantor


                                    By:  /s/ Joseph M. Harris
                                         --------------------
                                    Name:  /s/ Joseph M. Harris
                                           ---------------------
                                    Title: President, Chief Executive Officer
                                           ----------------------------------